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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                        Commission File Number 1-5674

     Date of Report (date of earliest event reported): NOVEMBER 14, 2002


                            ANGELICA CORPORATION
           (Exact name of registrant as specified in its charter)


              MISSOURI                                  43-0905260
   (State or other jurisdiction of         (I.R.S. Employer Identification No.)
   incorporation or organization)

      424 SOUTH WOODS MILL ROAD
       CHESTERFIELD, MISSOURI                           63017-3406
(Address of principal executive offices)                (Zip Code)


                               (314) 854-3800
            (Registrant's telephone number, including area code)


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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (c)      Exhibits

                     99     Quarterly Report to Shareholders, dated
                            November 14, 2002

ITEM 9.     REGULATION FD DISCLOSURE

            Quarterly Report to Shareholders dated November 14, 2002 and mailed to Shareholders on November 22, 2002, furnished pursuant to Regulation FD.


                                 SIGNATURES

            Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 22, 2002

                               ANGELICA CORPORATION



                               By: /s/ T. M. Armstrong
                                   -------------------------------------------
                                   T. M. Armstrong
                                   Senior Vice President-Finance and
                                   Administration and Chief Financial Officer


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                                EXHIBIT INDEX

Exhibit No.                         Description
-----------                         -----------

99          Quarterly Report to Shareholders, dated November 14, 2002.




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